UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2015

CONNEXUS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-33714	98-0430746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

242 West Main Street

Hendersonville, Tennessee 37075

(Address of Principal Executive Offices)

Conexus Cattle Corp.

(Former name or former address, if changed since last report)

(212)-508-2175

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On November 19, 2015, Conexus Cattle Corp. filed an amendment to its Articles of Incorporation with the State of Nevada and changed its corporate name from Conexus Cattle Corp. to Connexus Corporation (the "Company"). On December 1, 2015, the Company received notice from the Financial Industry Regulatory Authority that the Company's name change application was approved and effective December 2, 2015, the Company will trade under its new name, Connexus Corporation.

Item 9.01 Financial Statements and Exhibits

The following exhibit is attached as part of this report:

Exhibit No.	Description

3.1	Certificate of Amendment

2

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Connexus Corporation

Date: December 4, 2015	By:	/s/ Conrad Huss
	Name:	Conrad Huss
	Title:	President